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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2003

                    General Chemical Industrial Products Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-13404                22-3649292
(State or other jurisdiction of    (Commission File No.)      (IRS Employee
         incorporation)                                      Identification No.)

                                  Liberty Lane
                          Hampton, New Hampshire 03842
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (603) 929-2606





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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     Exhibit 99.1: Certification pursuant to 18 United States Code 'SS' 1350, dated March 31, 2003.

     Exhibit 99.2: Certification pursuant to 18 United States Code 'SS' 1350, dated March 31, 2003.

Item 9. Regulation FD Disclosure.

     Attached hereto as Exhibits 99.1 and 99.2 and furnished but not filed are the Certifications pursuant to 18 United States Code 'SS' 1350, dated March 31, 2003, executed by the Chief Executive Officer and by the Chief Financial Officer, respectively.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GENERAL CHEMICAL INDUSTRIAL
                                   PRODUCTS INC.

Date:  March 31, 2003

                                  By: /s/ David S. Graziosi
                                      ------------------------------------------
                                      David S. Graziosi
                                      Vice President and Chief Financial Officer


                             STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'